***FOR IMMEDIATE RELEASE***

FOR: ZIONS BANCORPORATION One South Main, Suite 1134 Salt Lake City, Utah Harris H. Simmons Chairman/Chief Executive Officer	Contact: Clark Hinckley Tel: (801) 524-4787 July 17, 2003

ZIONS BANCORPORATION REPORTS 2003 SECOND

QUARTER EARNINGS OF $1.02 PER DILUTED SHARE

SALT LAKE CITY, July 17, 2003 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported second-quarter net income of $92.4 million, or $1.02 per diluted share. This net income and earnings per share performance represented an increase of 12.6% and 14.6%, respectively, over the $82.1 million, or $0.89 per diluted share earned for the second quarter of 2002. Income from continuing operations was also $92.4 million, or $1.02 per diluted share, for the second quarter of 2003, an increase of 8.9% and 10.9%, respectively, from the $84.9 million, or $0.92 per diluted share reported for the second quarter of 2002.

Year-to-date net income for 2003 was $180.1 million, or $1.99 per diluted share compared to year-to- date net income of $129.3 million, or $1.40 per diluted share for 2002. Year-to-date net income for 2002 included an adjustment of $32.4 million ($0.35 per diluted share) that reduced earnings for the cumulative effect of an accounting change resulting from the adoption of SFAS 142 and a loss from discontinued operations of $6.0 million ($0.06 per diluted share). Year-to-date income from continuing operations for 2003 was $179.8 million, or $1.98 per diluted share, an increase of 7.2% and 9.4%, respectively, over income from continuing operations of $167.7 million, or $1.81 per diluted share for year-to-date 2002.

“We are pleased to report a very solid quarter, marked by relatively stable credit quality and margin, and solid performance on expense control,” said Harris H. Simmons, Chairman and Chief Executive Officer. “We have met our previously announced commitment to reduce the run rate of expense by $50 million by this quarter, and we believe that we can accomplish still further reductions in the expense-to-revenue ratio in future quarters.”

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July 17, 2003

Loan and Deposit Growth

Loan growth for the quarter was modest, reflecting the soft economy and the Company’s caution regarding aggressive loan growth in the current economic environment. On-balance-sheet net loans and leases at June 30, 2003 were $19.4 billion, including purchases of $138 million of single family mortgages. Excluding the purchased loans, net loans and leases increased 4.6% from June 30, 2002 and annualized 3.6% from March 31, 2003. On-balance-sheet and sold loans being serviced were $21.8 billion at June 30, 2003, and increased 3.2% from June 30, 2002 and annualized 2.5% from March 31, 2003, excluding the purchased loans.

Deposits at June 30, 2003 were $20.6 billion, an increase of 9.8% over the balances reported one year ago. Deposits at June 30, 2003 decreased from the balances reported at the end of the first quarter of 2003. The deposit decrease was less than the previously discussed large governmental deposit that matured and was withdrawn in April; excluding that withdrawal, deposits grew at a 5.4% annualized rate during the quarter.

Net Interest Income

For the quarter, taxable-equivalent net interest income of $279.8 million increased 5.9% compared to $264.3 million for the second quarter of 2002. For the second quarter of 2003, the net interest margin was 4.50%, compared to 4.54% for the first quarter of 2003, and 4.61% for the second quarter of 2002.

Noninterest Income

For the second quarter of 2003, noninterest income was $100.8 million compared to $101.6 million for the second quarter of 2002. The second quarter of 2003 includes net equity securities losses of $6.5 million compared to net equity securities gains of $0.6 million for the second quarter of 2002. Excluding equity securities gains (losses), noninterest income for the second quarter of 2003 increased 6.2% from the second quarter of 2002. Equity security losses for the second quarter of 2003 included a $6.0 million write-down in the Company’s investment in Identrus, LLC, $7.1 million of net write-downs of investments made by venture capital funds, and $6.6 million of gains from sales of other publicly traded securities. Net of minority interest and income taxes, the results of the venture capital funds reduced net income by $4.3 million ($.05 per diluted share) in the second quarter of 2003.

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July 17, 2003

Noninterest Expense

For the second quarter of 2003, noninterest expense was $216.4 million, essentially unchanged from $215.7 million of noninterest expense for the second quarter of 2002. The efficiency ratio for the second quarter of 2003 was 56.96% compared to 58.11% for the first quarter of 2003 and 60.51% for the second quarter of 2002.

Asset Quality

The ratio of nonperforming assets to total loans and other real estate was 0.61% at June 30, 2003 compared to 0.56% at March 31, 2003 and 0.63% at June 30, 2002. For the second quarter of 2003, net loan and lease losses were $17.2 million or 0.36% annualized of average loans, compared to $16.6 million or 0.35% annualized for the first quarter of 2003 and $15.4 million or 0.34% annualized for the second quarter of 2002. At $281.5 million on June 30, 2003, the allowance for loan losses was 1.45% of total loans and 278% of nonperforming loans.

Provision for Loan Losses

For the second quarter of 2003, the provision for loan losses was $18.2 million compared to $17.6 million provided during the first quarter of 2003 and $15.7 million provided during the second quarter of 2002. The provision reflects management’s evaluation of its various portfolios, statistical trends and other economic factors, and its desire to maintain a strong coverage of nonperforming assets in a continued uncertain economic environment in the markets in which it operates.

Capital Management

During the second quarter of 2003, Zions repurchased 646,168 shares of common stock at an average price of $49.88 per share. Year-to-date 2003, Zions has repurchased 1,224,648 shares at an average price of $46.10 per share. As of June 30, 2003, the Company had $21.1 million remaining in its currently authorized share repurchase program. Weighted average common and common equivalent shares outstanding for the second quarter of 2003 were 90,586,065, compared to 90,647,613 for the first quarter of 2003 and 92,628,770 for the second quarter of 2002.

The Company’s tangible common equity ratio was 6.20% at June 30, 2003, compared to 6.07% at March 31, 2003 and 6.03% at June 30, 2002.

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July 17, 2003

Dividend

The Company has declared a dividend on its common stock of $0.30 per share, a 43% increase over prior quarters. The Company’s decision to significantly increase its dividend reflects its continued strong internal capital generation, as well as recent tax law changes.

Subsequent Events

ICAP plc Stock Sale

On July 1, 2003, Zions auctioned its holdings of 5,941,080 shares of ICAP plc (LSE: IAP; formerly known as Garban-Intercapital plc). Net proceeds from the sale were approximately $107 million. As a result of this transaction, the Company will realize a pretax gain of approximately $68 million in the third quarter of 2003. Zions recently was informed of ICAP’s decision to reduce the number of non-independent directors serving on its board, which included a Zions director. As a result, the Zions director will not stand for reelection at the ICAP shareholders’ meeting in July. Zions decided to sell this successful investment at a global institutional auction that was conducted by Merrill Lynch & Co. Zions enjoys a close and rewarding business relationship with ICAP, which it expects to continue.

Zions has accounted for its ICAP investment under the equity method and recorded $2.0 million of income in the second quarter in “Noninterest Income – Dividends and Other Investment Income.”

Vectra Bank Colorado Restructuring

Vectra Bank Colorado (“Vectra”) has taken a number of steps in recent quarters to improve performance, and substantial progress has been made. However, due in part to continued weak economic conditions in Colorado, the financial performance of Vectra has not met management’s expectations.

Earlier this year, Zions engaged a noted national consulting firm to assist Vectra in analyzing its operating strategy and accelerating its profitability improvement. As a result of this analysis, Vectra will restructure to focus its efforts more specifically on serving small and middle market business customers, and employees of those businesses. This restructuring decision will trigger a requirement under SFAS 142 to perform a valuation impairment analysis. Therefore, Zions will conduct a SFAS 142 impairment analysis on Vectra in the third quarter – one quarter earlier than its annual analysis performed for the Company as a whole. Management believes that this analysis may result in some write-down of goodwill in Vectra in the third quarter. Such a write-down, if any, would be a noncash charge, and would

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July 17, 2003

not impact regulatory or tangible capital ratios.

Zions remains committed to the Colorado market and will continue to look for opportunities to profitably expand there.

Conference Call

Zions will host a conference call to discuss these second quarter results at 5:30 p.m. ET this afternoon (July 17, 2003). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-399-0126, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 8 p.m. ET on Thursday, July 17 through midnight ET on Thursday, July 24, by dialing 1-800-642-1687 and entering the passcode (1449926). The webcast of the conference call will also be archived and available until August 2.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Under local management teams and community identities, Zions operates over 400 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. In addition, Zions is a national leader in SBA lending, public finance advisory services, agricultural finance and electronic bond trading. The Company is included in the S&P 500 Index. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

This news release contains statements regarding the projected performance of Zions and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

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FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
(In thousands, except per share and ratio data)	2003	2002	% Change	2003	2002	% Change
EARNINGS
Taxable-equivalent net interest income	$279,794	$264,282	5.87%	$551,774	$525,587	4.98%
Net interest income	273,953	259,044	5.76%	540,161	515,254	4.83%
Noninterest income	100,805	101,605	(0.79)%	197,144	195,431	0.88%
Provision for loan losses	18,150	15,705	15.57%	35,700	33,795	5.64%
Noninterest expense	216,403	215,708	0.32%	430,367	420,962	2.23%
Income before income taxes and minority interest	140,205	129,236	8.49%	271,238	255,928	5.98%
Income taxes	48,956	44,947	8.92%	95,350	88,972	7.17%
Minority interest	(1,159)	(575)	101.57%	(3,896)	(725)	437.38%
Income from continuing operations	92,408	84,864	8.89%	179,784	167,681	7.22%
Income (loss) on discontinued operations	17	(2,789)	100.61%	345	(5,975)	105.77%
Cumulative effect of change in accounting principle	—	—		—	(32,369)	100.00%
Net income	92,425	82,075	12.61%	180,129	129,337	39.27%

PER COMMON SHARE
Net income (diluted)	1.02	0.89	14.61%	1.99	1.40	42.14%
Income from continuing operations (diluted)	1.02	0.92	10.87%	1.98	1.81	9.39%
Income (loss) on discontinued operations (diluted)	—	(0.03)	100.00%	0.01	(0.06)	116.67%
Dividends	0.21	0.20	5.00%	0.42	0.40	5.00%
Book value				27.63	25.49	8.40%

SELECTED RATIOS
Return on average assets	1.32%	1.26%		1.31%	1.01%
Return on average common equity	15.07%	14.21%		14.94%	11.37%
Efficiency ratio	56.96%	60.51%		57.53%	60.00%
Net interest margin	4.50%	4.61%		4.52%	4.65%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

(In thousands, except share and ratio data)	Three Months Ended June 30,			Six Months Ended June 30,
	2003	2002	% Change	2003	2002	% Change
AVERAGE BALANCES
Total assets	$28,021,084	$26,128,886	7.24%	$27,669,319	$25,905,200	6.81%
Securities	4,360,357	3,901,341	11.77%	4,137,334	3,990,091	3.69%
Net loans and leases	19,207,484	18,083,224	6.22%	19,086,852	17,812,584	7.15%
Goodwill	730,067	735,622	(0.76)%	730,084	735,409	(0.72)%
Core deposit and other intangibles	79,314	102,544	(22.65)%	80,516	104,860	(23.22)%
Total deposits	19,874,701	18,217,798	9.09%	19,896,599	17,947,954	10.86%
Minority interest	22,991	21,354	7.67%	22,986	19,958	15.17%
Shareholders' equity	2,459,145	2,317,029	6.13%	2,430,796	2,293,991	5.96%

Weighted average common and common- equivalent shares outstanding	90,586,065	92,628,770	(2.21)%	90,607,173	92,658,111	(2.21)%

AT PERIOD END
Total assets				$27,805,628	$25,734,714	8.05%
Securities				4,228,260	3,609,416	17.15%
Net loans and leases				19,439,822	18,452,554	5.35%
Sold loans being serviced				2,367,751	2,543,887	(6.92)%
Allowance for loan losses				281,486	264,432	6.45%
Goodwill				730,069	736,524	(0.88)%
Core deposit and other intangibles				75,817	100,003	(24.19)%
Total deposits				20,625,170	18,788,429	9.78%
Minority interest				22,995	22,782	0.93%
Shareholders' equity				2,479,421	2,337,278	6.08%

Common shares outstanding				89,724,846	91,701,887	(2.16)%

Average equity to average assets	8.78%	8.87%		8.79%	8.86%
Common dividend payout	20.47%	22.36%		21.07%	28.41%
Nonperforming assets				119,371	115,513	3.34%
Loans past due 90 days or more				35,055	32,332	8.42%
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end				0.61%	0.63%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share and ratio data)	2003		2002
EARNINGS
Taxable-equivalent net interest income	$279,794	$271,980	$264,187	$266,660	$264,282
Net interest income	273,953	266,208	258,582	261,306	259,044
Noninterest income	100,805	96,339	106,568	74,815	101,605
Provision for loan losses	18,150	17,550	15,775	22,309	15,705
Noninterest expense	216,403	213,964	218,808	219,158	215,708
Income before income taxes and minority interest	140,205	131,033	130,567	94,654	129,236
Income taxes	48,956	46,394	46,958	31,772	44,947
Minority interest	(1,159)	(2,737)	(449)	(2,486)	(575)
Income from continuing operations	92,408	87,376	84,058	65,368	84,864
Income (loss) on discontinued operations	17	328	3,437	(25,922)	(2,789)
Net income	92,425	87,704	87,495	39,446	82,075

PER COMMON SHARE
Net income (diluted)	1.02	0.97	0.96	0.43	0.89
Income from continuing operations (diluted)	1.02	0.96	0.92	0.71	0.92
Income (loss) on discontinued operations (diluted)	—	0.01	0.04	(0.28)	(0.03)
Dividends	0.21	0.21	0.20	0.20	0.20
Book value	27.63	26.74	26.17	25.86	25.49

SELECTED RATIOS
Return on average assets	1.32%	1.30%	1.29%	0.59%	1.26%
Return on average common equity	15.07%	14.81%	14.64%	6.51%	14.21%
Efficiency ratio	56.96%	58.11%	60.03%	74.23%	60.51%
Net interest margin	4.50%	4.54%	4.41%	4.53%	4.61%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except share and ratio data)	2003		2002
AVERAGE BALANCES
Total assets	$28,021,084	$27,313,646	$26,933,868	$26,429,054	$26,128,886
Securities	4,360,357	3,911,833	3,686,626	3,788,158	3,901,341
Net loans and leases	19,207,484	18,964,880	18,378,151	18,442,768	18,083,224
Goodwill	730,067	730,101	732,292	772,439	735,622
Core deposit and other intangibles	79,314	81,731	86,368	98,032	102,544
Total deposits	19,874,701	19,918,741	19,637,467	18,851,300	18,217,798
Minority interest	22,991	22,981	22,276	22,234	21,354
Shareholders' equity	2,459,145	2,402,132	2,371,372	2,404,871	2,317,029

Weighted average common and common-equivalent shares outstanding	90,586,065	90,647,613	91,073,433	92,017,388	92,628,770

AT PERIOD END
Total assets	$27,805,628	$27,208,734	$26,565,689	$26,289,314	$25,734,714
Securities	4,228,260	3,664,417	3,635,951	3,426,574	3,609,416
Net loans and leases	19,439,822	19,130,918	19,039,843	18,321,351	18,452,554
Sold loans being serviced	2,367,751	2,401,930	2,476,490	3,012,780	2,543,887
Allowance for loan losses	281,486	280,533	279,593	265,406	264,432
Goodwill	730,069	730,069	730,031	724,353	736,524
Core deposit and other intangibles	75,817	79,368	82,920	82,146	100,003
Total deposits	20,625,170	20,801,005	20,131,980	19,481,032	18,788,429
Minority interest	22,995	23,285	22,677	23,028	22,782
Shareholders' equity	2,479,421	2,412,504	2,373,843	2,357,601	2,337,278

Common shares outstanding	89,724,846	90,215,449	90,717,692	91,154,578	91,701,887

Average equity to average assets	8.78%	8.79%	8.80%	9.10%	8.87%
Common dividend payout	20.47%	21.70%	20.79%	46.39%	22.36%
Nonperforming assets	119,371	107,381	115,730	131,969	115,513
Loans past due 90 days or more	35,055	49,806	37,408	35,443	32,332
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.61%	0.56%	0.61%	0.72%	0.63%

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CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,	June 30,
(In thousands, except share amounts)	2003	2002	2002
	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$1,225,316	$1,087,296	$1,024,778
Money market investments:
Interest-bearing deposits	2,369	1,690	1,773
Federal funds sold	61,482	96,077	21,791
Security resell agreements	512,532	444,995	295,792
Investment securities:
Held to maturity, at cost (approximate market value $0, $0, and $108,859)	—	—	107,748
Available for sale, at market	3,843,532	3,304,341	3,194,125
Trading account, at market (includes $234,162, $110,886, and $236,344 transferred as collateral under repurchase agreements)	384,728	331,610	307,543

	4,228,260	3,635,951	3,609,416

Loans:
Loans held for sale	236,298	289,499	165,375
Loans, leases and other receivables	19,297,984	18,843,006	18,386,461

	19,534,282	19,132,505	18,551,836
Less:
Unearned income and fees, net of related costs	94,460	92,662	99,282
Allowance for loan losses	281,486	279,593	264,432

Net loans	19,158,336	18,760,250	18,188,122
Other noninterest bearing investments	599,710	601,641	697,907
Premises and equipment, net	406,952	393,630	366,169
Goodwill	730,069	730,031	736,524
Core deposit and other intangibles	75,817	82,920	100,003
Other real estate owned	18,005	31,608	13,814
Other assets	786,780	699,600	678,625

	$27,805,628	$26,565,689	$25,734,714

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$5,715,616	$5,117,458	$4,667,661
Interest-bearing:
Savings and money market	11,810,192	11,654,258	10,657,877
Time under $100,000	1,629,569	1,766,844	1,865,214
Time $100,000 and over	1,303,103	1,402,189	1,505,089
Foreign	166,690	191,231	92,588

	20,625,170	20,131,980	18,788,429
Securities sold, not yet purchased	280,650	203,838	195,296
Federal funds purchased	1,052,591	819,807	935,959
Security repurchase agreements	874,949	861,177	889,520
Accrued liabilities	539,360	535,044	449,812
Commercial paper	290,907	291,566	338,986
Federal Home Loan Bank advances and other borrowings:
One year or less	267,768	15,554	772,422
Over one year	235,768	240,698	240,530
Long-term debt	1,136,049	1,069,505	763,700

Total liabilities	25,303,212	24,169,169	23,374,654

Minority interest	22,995	22,677	22,782

Shareholders' equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	—	—	—
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 89,724,846, 90,717,692, and 91,701,887 shares	987,021	1,034,888	1,072,005
Retained earnings	1,434,915	1,292,741	1,202,290
Accumulated other comprehensive income	60,416	46,214	62,983
Shares held in trust for deferred compensation	(2,931)	—	—

Total shareholders' equity	2,479,421	2,373,843	2,337,278

	$27,805,628	$26,565,689	$25,734,714

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CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2003	2002	2003	2002
Interest income:
Interest and fees on loans	$297,866	$310,002	$595,215	$615,707
Interest on loans held for sale	2,225	2,191	4,730	4,927
Lease financing	4,479	5,134	9,013	10,802
Interest on money market investments	3,611	4,217	7,548	7,896
Interest on securities:
Held to maturity – taxable	—	1,494	—	2,292
Available for sale – taxable	31,703	33,500	59,923	68,128
Available for sale – nontaxable	7,459	6,665	14,752	13,007
Trading account	6,194	5,479	11,755	10,913

Total interest income	353,537	368,682	702,936	733,672

Interest expense:
Interest on savings and money market deposits	28,531	43,028	61,160	81,483
Interest on time and foreign deposits	18,746	28,862	39,734	62,252
Interest on borrowed funds	32,307	37,748	61,881	74,683

Total interest expense	79,584	109,638	162,775	218,418

Net interest income	273,953	259,044	540,161	515,254
Provision for loan losses	18,150	15,705	35,700	33,795

Net interest income after provision for loan losses	255,803	243,339	504,461	481,459

Noninterest income:
Service charges and fees on deposit accounts	32,107	29,366	63,519	57,786
Loan sales and servicing income	21,924	19,348	40,391	26,274
Other service charges, commissions and fees	21,654	20,723	43,387	40,360
Trust income	5,331	5,165	10,459	9,578
Income from securities conduit	7,065	4,523	13,931	8,662
Dividends and other investment income	7,831	8,023	13,828	16,230
Market making, trading and nonhedge derivative income	7,821	8,466	17,693	23,901
Equity securities gains (losses), net	(6,460)	563	(12,364)	1,184
Fixed income securities gains, net	219	17	354	60
Other	3,313	5,411	5,946	11,396

Total noninterest income	100,805	101,605	197,144	195,431

Noninterest expense:
Salaries and employee benefits	122,985	119,845	246,571	233,730
Occupancy, net	16,664	17,397	33,511	34,046
Furniture and equipment	16,793	15,925	32,576	32,153
Legal and professional services	6,111	6,642	11,033	12,244
Postage and supplies	6,646	6,920	13,311	14,084
Advertising	4,941	6,639	8,921	12,302
Restructuring charges	823	—	823	—
Amortization of core deposit and other intangibles	3,552	3,337	7,103	6,672
Other	37,888	39,003	76,518	75,731

Total noninterest expense	216,403	215,708	430,367	420,962

Income from continuing operations before income taxes and minority interest	140,205	129,236	271,238	255,928
Income taxes	48,956	44,947	95,350	88,972
Minority interest	(1,159)	(575)	(3,896)	(725)

Income from continuing operations	92,408	84,864	179,784	167,681

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 12

CONSOLIDATED STATEMENTS OF INCOME (Continued)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2003	2002	2003	2002
Discontinued operations:
Income (loss) from operations of discontinued subsidiaries	33	(4,750)	585	(9,926)
Income taxes (benefit)	16	(1,961)	240	(3,951)

Income (loss) on discontinued operations	17	(2,789)	345	(5,975)

Income before cumulative effect of change in accounting principle	92,425	82,075	180,129	161,706
Cumulative effect of change in accounting principle, net of tax	—	—	—	(32,369)

Net income	$92,425	$82,075	$180,129	$129,337

Weighted average shares outstanding during the period:
Basic shares	90,008	91,779	90,267	91,916
Diluted shares	90,586	92,629	90,607	92,658

Net income per common share:
Basic:
Income from continuing operations	$1.03	$0.92	$1.99	$1.82
Income (loss) on discontinued operations	—	(0.03)	0.01	(0.06)
Cumulative effect of change in accounting principle	—	—	—	(0.35)

Net income	$1.03	$0.89	$2.00	$1.41

Diluted:
Income from continuing operations	$1.02	$0.92	$1.98	$1.81
Income (loss) on discontinued operations	—	(0.03)	0.01	(0.06)
Cumulative effect of change in accounting principle	—	—	—	(0.35)

Net income	$1.02	$0.89	$1.99	$1.40

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 13

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

    AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Six Months Ended June 30, 2003
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders' Equity

Balance, January 1, 2003	$1,034,888	$1,292,741	$44,151	$25,420	$(23,357)	$46,214	$—	$2,373,843
Comprehensive income:
Net income for the period		180,129						180,129
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $7,053			11,386			11,386
Reclassification for net realized gains recorded in operations, net of income tax expense of $2,960			(4,779)			(4,779)
Net unrealized gains on derivative instruments, net of reclassification to operations of $19,227 and income tax expense of $4,648				7,595		7,595

Other comprehensive income			6,607	7,595	—	14,202		14,202

Total comprehensive income								194,331
Cost of shares held in trust for deferred compensation							(2,931)	(2,931)
Cash dividends – common, $.42 per share		(37,955)						(37,955)
Stock redeemed and retired	(56,458)							(56,458)
Stock options exercised, net of shares tendered and retired	8,591							8,591

Balance, June 30, 2003	$987,021	$1,434,915	$50,758	$33,015	$(23,357)	$60,416	$(2,931)	$2,479,421

	Six Months Ended June 30, 2002
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders' Equity
Balance, January 1, 2002	$1,111,214	$1,109,704	$31,774	$28,177		$59,951		$2,280,869
Comprehensive income:
Net income for the period		129,337						129,337
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $7,705			12,439			12,439
Reclassification for net realized gains recorded in operations, net of income tax expense of $23			(37)			(37)
Net unrealized losses on derivative instruments, net of reclassification to operations of $19,992 and income tax benefit of $5,804				(9,370)		(9,370)

Other comprehensive income (loss)			12,402	(9,370)		3,032		3,032

Total comprehensive income								132,369
Cash dividends – common, $.40 per share		(36,751)						(36,751)
Stock redeemed and retired	(56,461)							(56,461)
Stock options exercised, net of shares tendered and retired	17,252							17,252

Balance, June 30, 2002	$1,072,005	$1,202,290	$44,176	$18,807		$62,983		$2,337,278

Total comprehensive income for the three months ended June 30, 2003 and 2002 was $114,283 and $93,358, respectively.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

Sold Loans Being Serviced

(Unaudited)

	Three Months Ended
(In thousands)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Balance at beginning of the period	$2,401,930	$2,476,490	$3,012,780	$2,543,887	$2,526,076
Add:
New loans sold	142,666	98,091	137,507	742,419	284,888
Deduct:
Loans repurchased	—	—	(430,164)	—	—
Payments and other reductions	(176,845)	(172,651)	(243,633)	(273,526)	(267,077)

Balance at end of the period	$2,367,751	$2,401,930	$2,476,490	$3,012,780	$2,543,887

Nonperforming Assets
(Unaudited)
(In thousands)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Nonaccrual loans	$98,843	$87,042	$82,006	$117,211	$100,344
Restructured loans	2,523	2,108	2,116	2,133	1,355
Other real estate owned and other nonperforming assets	18,005	18,231	31,608	12,625	13,814

Total	$119,371	$107,381	$115,730	$131,969	$115,513

% of net loans and leases*, other real estate owned and other nonperforming assets	0.61%	0.56%	0.61%	0.72%	0.63%

Accruing loans past due 90 days or more	$35,055	$49,806	$37,408	$35,443	$32,332

% of net loans and leases*	0.18%	0.26%	0.20%	0.19%	0.18%
*Includes loans held for sale.

Allowance for Loan Losses
(Unaudited)
	Three Months Ended
(In thousands)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Balance at beginning of the period	$280,533	$279,593	$265,406	$264,432	$264,107
Add:
Allowance for loan losses of companies acquired	—	—	1,010	—	—
Allowance for securitized loans repurchased	—	—	9,874	—	—
Provision for losses	18,150	17,550	15,775	22,309	15,705
Deduct:
Loan and lease charge-offs	(21,242)	(19,639)	(21,570)	(25,240)	(18,734)
Recoveries	4,045	3,029	9,098	3,905	3,354

Net loan and lease charge-offs	(17,197)	(16,610)	(12,472)	(21,335)	(15,380)

Balance at end of the period	$281,486	$280,533	$279,593	$265,406	$264,432

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.45%	1.47%	1.47%	1.45%	1.43%

Ratio of allowance for loan losses to nonperforming loans at period end	277.69%	314.68%	332.37%	222.39%	260.01%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

LOAN BALANCES BY PORTFOLIO TYPE

(Unaudited)

(In millions)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Types
Loans held for sale	$236	$227	$289	$250	$165
Commercial lending:
Commercial and industrial	4,071	4,052	4,124	4,010	3,990
Leasing	391	372	384	386	409
Owner occupied	3,353	3,182	3,018	2,857	3,030

Total commercial lending	7,815	7,606	7,526	7,253	7,429

Commercial real estate:
Construction	2,983	2,991	2,947	3,080	2,968
Term	3,326	3,293	3,175	3,083	3,071

Total commercial real estate	6,309	6,284	6,122	6,163	6,039
Consumer:
Home equity credit line	762	703	651	679	582
1-4 family residential (1)	3,275	3,191	3,209	3,222	3,380
Bankcard and other revolving plans (2)	186	182	205	123	121
Other (3)	867	934	1,000	631	743

Total consumer	5,090	5,010	5,065	4,655	4,826
Foreign loans	17	20	5	25	25

Other receivables	67	75	126	70	68

Total loans	$19,534	$19,222	$19,133	$18,416	$18,552

(1)	Includes $137.5 million of purchased residential mortgages acquired in June 2003.

(2)	The increase in Bankcard and other revolving plans from 09/30/02 to 12/31/02 includes $68.5 million in credit card receivables repurchased from securitizations.

(3)	The increase in Other consumer loans from 09/30/02 to 12/31/02 includes $361.7 million in auto loans repurchased from securitizations.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended June 30, 2003			Three Months Ended June 30, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,346,595	$3,611	1.08%	$1,026,799	$4,215	1.65%
Securities:
Held to maturity	—	—		93,782	1,494	6.39%
Available for sale	3,664,436	43,178	4.73%	3,216,084	43,754	5.46%
Trading account	695,921	6,194	3.57%	591,475	5,479	3.72%

Total securities	4,360,357	49,372	4.54%	3,901,341	50,727	5.22%

Loans:
Loans held for sale	216,987	2,225	4.11%	175,662	2,191	5.00%
Net loans and leases (2)	18,990,497	304,170	6.42%	17,907,562	316,791	7.10%

Total loans and leases	19,207,484	306,395	6.40%	18,083,224	318,982	7.08%

Total interest-earning assets	24,914,436	359,378	5.79%	23,011,364	373,924	6.52%

Cash and due from banks	944,223			919,176
Allowance for loan losses	(281,511)			(266,669)
Goodwill	730,067			735,622
Core deposit and other intangibles	79,314			102,544
Other assets	1,634,555			1,626,849

Total assets	$28,021,084			$26,128,886

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$2,933,031	4,834	0.66%	$2,528,034	6,963	1.10%
Money market super NOW	8,744,693	23,697	1.09%	7,795,332	36,065	1.86%
Time under $100,000	1,687,633	9,757	2.32%	1,915,613	15,777	3.30%
Time $100,000 and over	1,280,596	8,697	2.72%	1,483,627	12,685	3.43%
Foreign	126,987	292	0.92%	104,124	400	1.54%

Total interest-bearing deposits	14,772,940	47,277	1.28%	13,826,730	71,890	2.09%

Borrowed funds:
Securities sold, not yet purchased	554,579	5,104	3.69%	378,173	4,303	4.56%
Federal funds purchased and security repurchase agreements	2,733,363	7,411	1.09%	2,654,564	10,873	1.64%
Commercial paper	286,888	1,029	1.44%	371,408	2,032	2.19%
FHLB advances and other borrowings:
One year or less	282,051	962	1.37%	796,092	3,757	1.89%
Over one year	238,447	3,104	5.22%	240,834	3,109	5.18%
Long-term debt	1,176,952	14,697	5.01%	769,302	13,678	7.13%

Total borrowed funds	5,272,280	32,307	2.46%	5,210,373	37,752	2.91%

Total interest-bearing liabilities	20,045,220	79,584	1.59%	19,037,103	109,642	2.31%

Noninterest-bearing deposits	5,101,761			4,391,068
Other liabilities	391,967			362,332

Total liabilities	25,538,948			23,790,503
Minority interest	22,991			21,354
Total shareholders' equity	2,459,145			2,317,029

Total liabilities and shareholders' equity	$28,021,084			$26,128,886

Spread on average interest-bearing funds			4.20%			4.21%
Taxable-equivalent net interest income and net yield on interest-earning assets		$279,794	4.50%		$264,282	4.61%

(1)	Taxable-equivalent rates used where applicable.

(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 17

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Six Months Ended June 30, 2003			Six Months Ended June 30, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,374,631	$7,548	1.11%	$979,032	$7,901	1.63%
Securities:
Held to maturity	—	—		86,503	2,292	5.34%
Available for sale	3,463,280	82,618	4.81%	3,282,589	88,139	5.41%
Trading account	674,054	11,755	3.52%	620,999	10,913	3.54%

Total securities	4,137,334	94,373	4.60%	3,990,091	101,344	5.12%

Loans:
Loans held for sale	233,595	4,730	4.08%	194,888	4,927	5.10%
Net loans and leases (2)	18,853,257	607,898	6.50%	17,617,696	629,839	7.21%

Total loans and leases	19,086,852	612,628	6.47%	17,812,584	634,766	7.19%

Total interest-earning assets	24,598,817	714,549	5.86%	22,781,707	744,011	6.59%

Cash and due from banks	927,628			947,890
Allowance for loan losses	(281,388)			(265,368)
Goodwill	730,084			735,409
Core deposit and other intangibles	80,516			104,860
Other assets	1,613,662			1,600,702

Total assets	$27,669,319			$25,905,200

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$2,851,035	9,849	0.70%	$2,440,404	13,037	1.08%
Money market super NOW	8,893,693	51,311	1.16%	7,573,164	68,446	1.82%
Time under $100,000	1,714,229	20,982	2.47%	1,969,633	34,261	3.51%
Time $100,000 and over	1,301,153	17,962	2.78%	1,537,628	27,203	3.57%
Foreign	158,088	790	1.01%	102,699	788	1.55%

Total interest-bearing deposits	14,918,198	100,894	1.36%	13,623,528	143,735	2.13%

Borrowed funds:
Securities sold, not yet purchased	518,485	9,758	3.80%	385,183	8,005	4.19%
Federal funds purchased and security repurchase agreements	2,578,585	13,858	1.08%	2,889,824	23,766	1.66%
Commercial paper	290,056	2,149	1.49%	364,317	3,918	2.17%
FHLB advances and other borrowings:
One year or less	145,374	996	1.38%	596,605	5,566	1.88%
Over one year	239,341	6,255	5.27%	240,448	6,190	5.19%
Long-term debt	1,138,357	28,865	5.11%	775,257	27,244	7.09%

Total borrowed funds	4,910,198	61,881	2.54%	5,251,634	74,689	2.87%

Total interest-bearing liabilities	19,828,396	162,775	1.66%	18,875,162	218,424	2.33%

Noninterest-bearing deposits	4,978,401			4,324,426
Other liabilities	408,740			391,663

Total liabilities	25,215,537			23,591,251
Minority interest	22,986			19,958
Total shareholders' equity	2,430,796			2,293,991

Total liabilities and shareholders' equity	$27,669,319			$25,905,200

Spread on average interest-bearing funds			4.20%			4.26%
Taxable-equivalent net interest income and net yield on interest-earning assets		$551,774	4.52%		$525,587	4.65%

(1)	Taxable-equivalent rates used where applicable.

(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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